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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): FEBRUARY 5, 2001

                        CHANGE TECHNOLOGY PARTNERS, INC.
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             (Exact name of registrant as specified in its charter)

         DELAWARE                       0-13347                  06-1582875
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(State or other jurisdiction of    (Commission File         (IRS Employer
        incorporation                   Number)             Identification No.)

         537 STEAMBOAT ROAD, GREENWICH, CONNECTICUT              06830
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(Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code:  (203) 661-6942
                                                            --------------

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)


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                                                                               2


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (c) EXHIBITS


                      EXHIBIT NUMBER              DESCRIPTION
                      --------------              -----------

                         99.1 Press Release regarding Change Technology Partners, Inc.'s acquisition of the outstanding minority interest of its subsidiary, eHotHouse, dated
                                                  February 6, 2001.





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                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CHANGE TECHNOLOGY PARTNERS,
                                          INC.



                                        By:  /s/  Kathleen Shepphird
                                             ----------------------------------
                                             Name:   Kathleen Shepphird
                                             Title:  Managing Director and
                                                       Secretary



Dated:  February 20, 2001



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                                                                               4


                                  EXHIBIT INDEX
                                  -------------


         EXHIBIT NUMBER                      DESCRIPTION
         --------------                      -----------

               99.1 Press Release regarding Change Technology Partners, Inc.'s acquisition of the outstanding minority interest of its subsidiary, eHotHouse, dated
                                             February 6, 2001.